UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2014

BLACKCRAFT CULT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54898	30-0686483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 N Main Street. Unit B
Orange, CA 92867
(Address of Principal Executive Offices, including zip code)

(949) 547-5916
(Registrant’s telephone number, including area code)

(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On March 21, 2014, the Company entered into an Acquisition Agreement and Plan of Merger (the “Merger Agreement”) by and among Merculite Sub Co (“Sub Co”), a Nevada corporation and wholly owned subsidiary of Company, and Blackcraft Emoji Incorporated (“BEI”), a California corporation; Sub Co and BEI being the constituent entities in the Merger.  Pursuant to the Merger Agreement the Company intends to issue 2,234,280 shares of its Rule 144 restricted common stock in exchange for 100% of BEI’s issued and outstanding common stock.  Pursuant to the terms of the Merger, Sub co will be merged with BEI and Sub Co will cease to exist and BEI will become a wholly owned-subsidiary of the Company. Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to close on March 27, 2014 (the “Closing Date”).  The Merger, upon closing will provide the Company with the ownership of 100% of BEI.

The Merger Agreement contains conditions to closing which include: (i) the Company issuing 2,234,580 shares of restricted common stock in exchange for 100% of the issued and outstanding common stock of BEI, a California corporation who operates a life style apparel brand Blackcraft and (ii) auditable financial statements of BEI, prepared pursuant to Regulation S-X. The audited financial statements of BEI shall be completed and presented to the Company for filing with a Form 8-K, as required by Item 2.01 and Item 9.01 of Form 8-K, within 4 days of the Closing Date of the Merger.

A copy of the Acquisition and Plan of Merger is attached hereto as exhibit 2.1.

About Blackcraft Emoji Incorporated:

Blackcraft Emoji Incorporated is a lifestyle apparel brand headquartered in Orange, California, which was founded by Robert Schbenski and James Somers in July of 2012. The Company’s message is rooted in the ideal of self-realization being superior to religious indoctrination and other society enforced norms. BEI embodies a philosophical message constituting that a strong belief in yourself unleashes an innate, inherent power to create your own future without the necessity of a divine influence or unquestioned societal values. The Company currently features a product line consisting of a variety of clothing and accessories including T-shirts, sweatshirts, women’s leggings, beanies, hats, patches, cell phone cases, candles, coffee, and much more to come. These products can be purchased at the Company’s website (http://www.blackcraftcult.com) or at the Company’s flagship store located in Orange, California which was opened on April 13, 2013.

Item 9.01                      Exhibits.

Exhibit Number	Description
2.1	Acquisition Agreement and Plan of Merger by and among Blackcraft Cult, Inc., Merculite Sub Co, and Blackcraft Emoji Incorporated – Dated March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKCRAFT CULT, INC.

By: /S/ Steven Subick
Steven Subick, President

Date:  March 26, 2014